Exhibit 10.20

AMENDMENT TO MEMORANDUM OF UNDERSTANDING

THIS AMENDMENT TO THE MEMORANDUM OF UNDERSTANDING (the “Amendment”) is made and entered into as of the 14th day of June, 2013, by and between Antarctic Sea Fisheries, S.A., a corporation organized and existing under the laws of Chile, tax payer N° 96.539.160-6, represented by Mr. Enrique Le Dantec B., Chilean tax payer N° 8.882.183-1, and by Mr. Mario Tapia E., Chilean tax payer N° 10.859.639-2, all domiciled at Jorge Montt N°654, Punta Arenas, Chile (“ASF”); and Enzymotec Ltd., a company organized and existing under the laws of Israel, tax payer N° [●], represented by Mr. Ariel Katz, both domiciled as of Sagi 2000 Industrial Park, POBox 6, Migdal Hahemek 23106, Israel (“Enzymotec”).

WITNESSETH:

WHEREAS, ASF and Enzymotec entered into that certain Memorandum of Understanding on April 2013 (the “MOU”); and

WHEREAS, ASF and ENZYMOTEC desire to amend the MOU in accordance with the terms of this Amendment;

NOW THEREFORE, the parties hereby agree as follows:

1.	The MOU is hereby amended by adding the following as a new section FIFTEENTH to the MOU:

“FIFTEENTH:                    Confidentiality

The Parties agree to keep the MOU, its terms and conditions, and all annexed documents of the MOU as confidential, and therefore will not disclose the same to any third party other than their affiliates, attorneys, accountants or other advisors, without a written authorization of the other party. The foregoing shall not prevent any disclosure that is required pursuant to applicable laws or regulations or an order or requirement of a regulator or court of competent jurisdiction.”

2.	It is hereby clarified that all other terms and conditions of the MOU shall remain in full force and effect and without change.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

ENZYMOTEC LTD.		ANTARCTIC SEA FISHERIES S.A.

By:	/s/ Ariel Katz	By:	/s/ Enrique Le Dantec B. /s/ Mario Tapia E.

Name:	Ariel Katz	Name:	Enrique Le Dantec B. Mario Tapia E

Title:	CEO	Title:	General Manager Director